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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 4, 2001

                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                    0-29227              06-1566067
(State or other jurisdiction of     (Commission File        (IRS Employer
 incorporation or organization)         Number)          Identification No.)


                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


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Item 5. Other Events.

     On December 4, 2001, Mediacom Communications Corporation issued a press release announcing that it had reached an agreement with Excite@Home allowing Mediacom to provide continuous service to its high-speed Internet customers through the end of February 2002. The agreement is subject to final approval of the bankruptcy court. A copy of such press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    Exhibit No.           Description
    -----------           -----------

        99.1              Press Release dated December 4, 2001




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Mediacom Communications Corporation
                                                  (Registrant)



Date: December 4, 2001                       By: /s/ Mark Stephan
                                                 ----------------------------
                                                 Mark Stephan
                                                 Senior Vice President
                                                 and Chief Financial Officer